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                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of Reinsurance Group of America, Incorporated and subsidiaries, (the "Company"), for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), A. Greig Woodring, Chief Executive Officer of the Company, certifies, to his best knowledge and belief, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: February 27, 2006                 /s/ A. Greig Woodring
                                        ----------------------------------------
                                        A. Greig Woodring
                                        President & Chief Executive Officer